Exhibit 99.1

CHIEF EXECUTIVE OFFICER CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

R. Jack DeCrane, as Chief Executive Officer of DeCrane Holdings Co., a Delaware corporation (the “Company”), hereby certifies that:

(1)               The Company’s periodic report on Form 10-Q for the period ended September 30, 2002 (the “Form 10-Q”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)               The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 12, 2002	By:	/s/ R. Jack DeCrane
	Name:	R. Jack DeCrane
	Title:	Chief Executive Officer